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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the Registration Statement (Form S-3) of Informix Corporation and in the related Prospectus of our report dated February 6, 1995, with respect to the consolidated financial statements and schedule of Informix Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 1994.

                                                  /s/  ERNST & YOUNG LLP

San Jose, California
January 18, 1996